SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 6, 2002
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

AMAZON.COM, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-22513	91-1646860
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1200—12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 266-1000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 9.    REGULATION FD DISCLOSURE

On November 6, 2002, Amazon.com, Inc. announced that Thomas O. Ryder, Chairman and CEO of the Reader’s Digest Association, was elected to the Amazon.com Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC.
(REGISTRANT)

Dated: November 7, 2002	By:	/S/ L. MICHELLE WILSON
L. Michelle Wilson
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 6, 2002.